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PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS - FIXED INCOME PORTFOLIOS
SUPPLEMENT DATED NOVEMBER 16, 2005 TO PROSPECTUS DATED APRIL 1, 2005

The following replaces the third paragraph on page 31 of the Prospectus under "Portfolio Management":

Effective November 8, 2005, the managers for the U.S. Government Securities Portfolio are Brian E. Andersen and Timothy S. Musial, both Vice Presidents of Northern Trust. Mr. Andersen has had such responsibility since August 2005 and Mr. Musial since November 2005. Mr. Andersen joined Northern Trust in 1999 and for the past five years has managed the taxable money market group. Joining Northern Trust in 1994, Mr. Musial has been managing and trading fixed income portfolios for the past five years.